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                       FIRST AMENDMENT TO LEASE AGREEMENT
                              [Camden Amphitheater]

      THIS FIRST AMENDMENT TO LEASE AGREEMENT ("Amendment") is executed and entered into effective as of this 11th day of March, 1994, by and between NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY ("Landlord"), a public body corporate and politic duly organized under the laws of the State of New Jersey, and SONY MUSIC/PACE PARTNERSHIP ("Tenant"), a New York general partnership.

                                  R E C I T A L S:

      A. Landlord and Tenant have executed and entered into that certain Lease Agreement ("Lease") dated February 9, 1994, pursuant to which Landlord agreed to demise, lease and rent to the Tenant, upon the terms, conditions and provisions contained therein, a certain tract of land located in Camden, New Jersey end bounded on the north by Wiggins Park, on the west by the Delaware River, on the east by Delaware Avenue, and on the south by Clinton Street (extended).

      B. Landlord and Tenant desire to amend certain provisions contained in the Lease as more fully set forth below:

                                    AMENDMENT

      NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the parties hereto do hereby agree as follows:

      Section 1. Defined Terms. All capitalized terms used herein which are not specifically defined pursuant to the provisions hereof shall have the respective meanings assigned pursuant to the provisions of the Lease.

      Section 2. Changes Relating to the Surcharge Revenue. In order to clarify the obligations of the Tenant in respect of the Surcharge Revenue, the following revisions to the Lease are hereby made:

            2.1 Clause (a) of Section 304 of the Lease is hereby deleted in its entirety and replaced with the following:

                  (a) The Tenant shall charge and collect the per ticket surcharge in the amounts and in the years indicated in the column headed "Projected Surcharge Per Ticket" in Exhibit H attached hereto and made a part hereof; provided, however, that the Tenant shall not be required or obligated to charge or collect any per ticket surcharge until the ninth (9th) Lease Year. The per ticket surcharge shall not apply to (i) complimentary
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                        tickets or other unpaid passes for admission to the
                        Amphitheater, unless the Tenant receives in exchange for the distribution of such complimentary tickets or other unpaid passes specific goods or services other than advertising time or space; (ii) any and all tickets for Special Events; (iii) any and all tickets for a performance or show for which the price of admission is $5.00 or less (such amount to be increased each year proportionately with increases in the CPI Index). To avoid any uncertainty or ambiguity, it is hereby acknowledged and agreed that the information contained in Exhibit "H," other than the column headed "Projected Surcharge Revenue Per Ticket," is based upon projected attendance levels at the Amphitheater and no representation, warranty or covenant shall be deemed to have been made by any party hereto that such projections will be fulfilled.

            2.2 Clause (iii) of Section 502(g) of the Lease is hereby deleted in its entirety and replaced with the following:

                  (iii) If the Tenant should exercise its option contained and described in clause (ii) of this Section 502(g) to construct the Amphitheater as a Summer Facility, then the parties hereto shall immediately thereafter (A) each execute and deliver to the other a First Amendment to Lease in the form attached hereto as Exhibit "L-1" and
                        (B) each negotiate in good faith with the other to revise the per ticket surcharge amounts specified in Exhibit "H" attached hereto to attempt to provide similar projected levels of revenues from the Surcharge Revenue notwithstanding that fewer shows will be presented at the Amphitheater as a result of there being no Enclosed Season; provided, however, that failure to reach an agreement as to how the per ticket surcharge amounts specified in Exhibit "H" are to be so revised shall not, in any way, effect the continuing effectiveness of this Lease, the continuing obligations of the parties hereunder (including the Tenant's obligation to charge and collect the per ticket surcharge pursuant to the provisions of Section 304 hereof in the amounts and in the years specified in the column headed "Projected Surcharge Per Ticket" in Exhibit "H" attached hereto) or the effectiveness of the Tenant's exercise of the option contained and described in clause (ii) of this Section 502(g).


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      Section 3. Effective Date of Lease. Notwithstanding anything to the contrary contained in the Lease, it is hereby specifically agreed, acknowledged and stipulated by and between the Landlord and the Tenant that, for all purposes of the Lease (including, without limitation, the provisions of Section 404(g)(i) and Section 404(i) of the Lease), "the date of the Lease" shall be deemed to be March 11, 1994.

      Section 4. Changes Related to Deadlines for the Conditions Precedent.
Section 404 of the Lease is hereby revised as follows:

            4.1 The reference to "February 28, 1994" appearing in Section 404(c) of the Lease is hereby deleted and replaced with a reference "March 31, 1994."

            4.2 The reference to "February 28, 1994" appearing in Section 404(e)(i) of the Lease is hereby deleted and replaced with a reference to "March 31, 1994."

            4.3 The reference to "March 30, 1994" appearing in Section 404(e)(ii) of the Lease is hereby deleted and replaced with a reference to "April 15, 1994."

            4.4 The reference to "February 28, 1994" appearing in Section 404(a)(iii) of the Lease is hereby deleted and replaced with a reference to "March 31, 1994."

            4.5 The reference to "February 15, 1994" appearing in Section 404(f) of the Lease is hereby deleted and replaced with a reference to "March 31, 1994."

            4.6 The reference to "February 28, 1994" appearing in Section 404(g)(ii) of the Lease is hereby deleted and replaced with a reference to "March 31, 1994."

            4.7 The reference to "February 28, 1994" appearing in Section 404(h) of the Lease is hereby deleted and replaced with a reference to "March 31, 1994."

            4.8 The reference to "February 15, 1994" appearing in Section 404(i) of the Lease is hereby deleted and replaced with a reference to "March 31, 1994."

            4.9 The reference to "February 28, 1994" appearing in Section 404(k) of the Lease is hereby deleted and replaced with a reference to "March 31, 1994."


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            4.10  The reference to "February 28, 1994" appearing in Section
                  404(i) of the Lease is hereby deleted and replaced with a reference to "March 31, 1994."

            4.11 The reference to "February 28, 1994" appearing in Section 404(m)(i) of the Lease is hereby deleted and replaced with a reference to "March 31, 1994."

            4.12 The reference to "February 28, 1994" appearing in Section 404(n) of the Lease is hereby deleted and replaced with a reference to "March 31, 1994."

            4.13 The last sentence of Section 404(o)(i) of the Lease is hereby deleted and replaced with the following:

                        "If the condition contained in this clause (o)(i) is not satisfied on or before March 31, 1994, then the Tenant may terminate this Lease at any time between April
                        1, 1994 and April 15, 1994, inclusive."

            4.14 The reference to "February 15, 1994" appearing in Section 404(o)(ii) of the Lease is hereby deleted and replaced to a reference to "March 31, 1994."

      Section 5. Changes to Certain Insurance Provisions. Article IX of the Lease is hereby amended as follows:

            5.1 The reference to "a Best financial size rating of not less than XII" appearing at the end of the first sentence in
                  Section 901(d) of the Lease is hereby deleted and replaced with a reference to "a Best financial size rating of not less than X."

            5.2 Section 902(b) of the Lease is hereby deleted in its entirety and replaced with the following:

                  (b) The general liability policy shall include the Landlord and the Trustee as additional insureds. The Tenant also shall require all vendors or other providers of liquor to provide an insurance policy covering liquor liability with the Landlord and the Trustee named as additional insureds. Said policy or policies shall provide for indemnification of said parties against liability for damages for bodily and personal injury, death or property damage occasioned by the operation or ownership of the Amphitheater and the Premises. The Tenant's general liability


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                        policy or policies shall provide coverage for minimum
                        combined liability limits of $50,000,000 for bodily injury liability and for property damage liability; provided, however, if such minimum liability limits are not obtainable by the Tenant for commercially reasonably rates, than the minimum liability limits shall be reduced to the greater of (i) $30,000,000 or (ii) the maximum liability limit which may be obtained by the Tenant at commercially reasonable rates. The forgoing limits may be obtained through the General Liability Policy or a combination of General Liability and Excess or Umbrella Liability. The Net Proceeds of such liability insurance shall be applied toward extinguishment or satisfaction of the liability with respect to which the Net Proceeds of such insurance shall have been paid.

            5.3 The phrase "direct or contingent loss or" appearing in the second sentence of Section 903 of the Lease is hereby deleted.

            5.4 The phrase "and all subcontractors employed by the Tenant" appearing in the fourth sentence of Section 904 of the Lease is hereby deleted.

            5.5 The phrase "of its own" is hereby inserted in the first sentence of Section 905(a) of the Lease following the words "insurance covering all" and prior to the words "employees on, in, near or about the Project."

            5.6   Clause (ii) of Section 906(c) of the Lease is hereby deleted.

            5.7 The phrase "joint agreement" appearing in Section 906(d) is hereby deleted and replaced with the clause "joint loss adjustment clause."

            5.8 Section 907 of the Lease is hereby deleted in its entirety and replaced with the following:

                  Insurance Provisions for Sublessee, Permitee and Licensee. The Tenant shall not permit any sublessee, permittee or licensee of the Amphitheater access to the Amphitheater without first having a certificate of insurance delivered to the Tenant for Commercial General Liability Insurance with a limit of at least $1,000,000.00 combined single limit bodily injury and property damage liability, personal injury liability, and coverage for all acts and omissions of any agents or performers and any contractors or subcontractors retained by such sublessee, permittee or licensee. The policies shall


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                  name the Landlord, the Trustee and the Tenant as additional insureds. The Tenant shall require that each such sublessee, permittee, and/or licensee provide evidence to the Tenant, the Trustee and the Landlord of Workers Compensation Insurance for any obligations with respect to the statutory obligation of the New Jersey Workers Compensation and Occupational Disease Laws.

            5.9 The phrase "self-insured retention" appearing in Section 909 is hereby deleted and replaced with the word "policy."

            5.10 The word "reasonably" is hereby inserted in the penultimate sentence of Section 913 of the Lease after the words "Authorized Representative of the Tenant" and prior to the words "satisfactory to the Trustee and the Landlord."

      6. Effectiveness of Tenant's Joinder in the Lease. Notwithstanding anything to the contrary contained in the Lease, by execution of this Amendment simultaneously with the execution of the Lease, Tenant hereby advises Landlord that its execution and delivery of the Lease shall not be or become effective or binding upon Tenant unless and until Landlord has executed and delivered to Tenant an original counterpart of this Amendment.

      WITNESS the execution hereof effective as of the date and year first above written.

ATTEST:                                  NEW JERSEY ECONOMIC DEVELOPMENT
[SEAL]                                   AUTHORITY, the Landlord


                                         By:
--------------------------------            ------------------------------------
Secretary                                   Executive Director

WITNESS:                                 SONY MUSIC/PACE PARTNERSHIP, a New
                                         York general partnership, the Tenant

                                         By: SM/PACE, Inc., its general partner


/s/      [ILLEGIBLE]                         By: /s/ B.E. Decker
--------------------------------                 -------------------------------
         Secretary                         Name: B.E. Decker
                                          Title: President


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